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                                 EXHIBIT 10.10
                                 -------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------


     THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of February 2, 1998, by and between SANTA BARBARA CORPORATE CENTER, LLC, a California limited liability company ("Lessor") and SOMERA COMMUNICATIONS, LLC, a limited liability company ("Lessee").

RECITALS:

     A. Lessor and Lessee entered into a Lease dated as of January 20, 1998 (the "Lease").

     B.  The parties desire to amend the Lease as provided herein.

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.   AMENDMENT OF PARAGRAPH 2.4 OF LEASE
     -----------------------------------

     The last sentence of Paragraph 2.4(c) of the Lease is deleted.

2.   AMENDMENT OF PARAGRAPH 15 OF LEASE
     ----------------------------------

     The following paragraph is added to Paragraph 15 of the Lease:

          "The Lessee agrees that, in the event of any default or breach by the Lessor with respect to any of the terms of the Lease to be observed and performed by the Lessor, (1) the Lessee shall look solely to the then-current Lessor's interest in the Building for the satisfaction of Lessee's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by the Lessor; (2) no other property or assets of Lessor,

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     its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them (collectively, the "Lessor Parties") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies; (3) no personal liability shall at any time be asserted or enforceable against the Lessor Parties; and (4) no judgment will be taken against the Lessor Parties. The provisions of this section shall apply only to the Lessor and the parties herein described, and shall not be for the benefit of any insurer nor any other third party."

3.   NO FURTHER CHANGES
     ------------------

     Except as expressly modified herein, all of the terms and provisions of the Lease are ratified and approved.


     LESSOR:                  SANTA BARBARA CORPORATE CENTER, LLC,
                              a California limited liability company


                              By /s/ Jeffrey C. Bermant
                                _______________________________________
                                     Jeffrey C. Bermant,
                                     Manager


     LESSEE:                  SOMERA COMMUNICATIONS, LLC


                              By_______________________________________

                                     Its_______________________

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